UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 2, 2021
Date of Report
(Date of earliest event reported)
 _________________________
AMAZON.COM, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
410 Terry Avenue North, Seattle, Washington 98109-5210
(Address of principal executive offices, including Zip Code)
(206) 266-1000
(Registrant’s telephone number, including area code)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMZN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.	3

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.	3

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.	3

SIGNATURES	4

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 2, 2021, Amazon.com, Inc. announced its fourth quarter 2020 and year ended December 31, 2020 financial results. A copy of the press release containing the announcement is included as Exhibit 99.1 and additional information regarding the inclusion of non-GAAP financial measures in certain of Amazon.com, Inc.’s public disclosures, including its fourth quarter 2020 and year ended December 31, 2020 financial results announcement, is included as Exhibit 99.2. Both of these exhibits are incorporated herein by reference.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On February 2, 2021, Amazon.com, Inc. announced that Jeffrey P. Bezos plans to transition to the role of Executive Chair in the third quarter of 2021 and continue to serve as a director of Amazon.com, Inc. Andrew R. Jassy, currently CEO Amazon Web Services, will succeed Mr. Bezos as Amazon’s Chief Executive Officer and President in the third quarter of 2021. Mr. Jassy joined Amazon in 1997 and has held numerous leadership roles across Amazon. He has led Amazon Web Services since its inception as Senior Vice President from April 2006 until April 2016 and as its CEO since April 2016.
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 2, 2021 announcing Amazon.com, Inc.’s Fourth Quarter 2020 and Year Ended December 31, 2020 Financial Results.

99.2	Information Regarding Non-GAAP Financial Measures.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ Brian T. Olsavsky
Brian T. Olsavsky
Senior Vice President and Chief Financial Officer
Dated: February 2, 2021
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